UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2003

Champps Entertainment, Inc.
(Exact name of Registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

0-22639 (Commission File Number)	04-3370491 (IRS Employee Identification No.)

10735 Park Meadows Drive Suite 560 Littleton, CO	80124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 804-1333

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On January 21, 2003, Champps Entertainment, Inc. issued a news release announcing its financial results for the second quarter of fiscal year 2003. The news release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7.    Exhibits.

99.1 Press	Release dated January 21, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Champps Entertainment, Inc
(Registrant)

Date: January 24, 2003	By:	/s/ FREDERICK J. DREIBHOLZ
Name: Frederick J. Dreibhol Its: Chief Financial Officer